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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
and Exchange Act of 1934

Filed by the Registrant /x/
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
CALIFORNIA AMPLIFIER, INC.
(Exact name of Registrant as Specified in its Charter)
CALIFORNIA AMPLIFIER, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CALIFORNIA AMPLIFIER, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held July 20, 2001

To the Stockholders of CALIFORNIA AMPLIFIER, INC.:

    The Annual Meeting of Stockholders of California Amplifier, Inc. will be held at the Radisson Hotel Oxnard, 600 East Esplanade Drive, Oxnard, California 93030, on Friday, July 20, 2001 at 10:00 a.m. local time, for the purpose of considering and acting upon the following proposals:

  1.
  To elect six directors to hold office until the next Annual Meeting of Stockholders.

  2.
  To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

    The Board of Directors has fixed the close of business on May 22, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purposes related to the Annual Meeting, during normal business hours, from July 10, 2001 until July 20, 2001 at the Company's executive offices located at 460 Calle San Pablo, Camarillo, California 93012.

By Order of the Board of Directors,

Michael R. Ferron
Corporate Secretary

Camarillo, California
June 15, 2001

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE EARNESTLY REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. STOCKHOLDERS MAY VOTE IN PERSON IF THEY ATTEND THE MEETING EVEN THOUGH THEY HAVE EXECUTED AND RETURNED A PROXY.

CALIFORNIA AMPLIFIER, INC.

Corporate Headquarters:	Place of Meeting:
460 Calle San Pablo	Radisson Hotel
Camarillo, CA 93012	600 East Esplanade Drive
Oxnard, CA 93030

Telephone: (805) 987-9000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

July 20, 2001

Approximate date of mailing: June 26, 2001

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Amplifier, Inc. (the "Company" or "California Amplifier") of proxies for use at the Annual Meeting of Stockholders of California Amplifier (the "Annual Meeting") to be held on Friday, July 20, 2001 at 10:00 a.m. local time or at any adjournment or postponement thereof.

VOTING RIGHTS

    Stockholders of record of California Amplifier as of the close of business on May 22, 2001 have the right to receive notice of and to vote at the Annual Meeting. On May 22, 2001, California Amplifier had issued and outstanding 13,600,701 shares of Common Stock, par value $0.01 per share ("Common Stock"), the only class of voting securities outstanding.

    Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for transaction of business. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors, and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal.

Persons Making the Solicitation

    The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit the Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees, or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

Terms of the Proxy

    The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates. The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

    Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted in favor of the nominees for director and all proposals set forth in the Notice of Meeting and this Proxy Statement. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of May 22, 2001 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each executive officer appearing in the Summary Compensation Table appearing elsewhere in this Proxy Statement and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders that relate to voting or investment power over its Common Stock:

Name of Beneficial Owner(1):	Shares Beneficially Owned(2):	Percent(3):

Ira Coron, Chairman of the Board of Directors	102,600	*
Fred Sturm, Chief Executive Officer, President, and Director	97,500	*
Philip Cox, Vice President, Wireless Products	40,000	*
Michael R. Ferron, Vice President, Finance, Chief Financial Officer and Corporate Secretary	25,000	*
Robert Hannah, Vice President, Satellite Products	86,250	*
Kris Kelkar, Vice President, Wireless Access Products	92,500	*
Richard B. Gold, Director	0	*
Arthur H. Hausman, Director	61,210	*
Frank Perna, Jr., Director	16,000	*
Thomas L. Ringer, Director	43,000	*
All directors and executive officers as a group (ten persons)	564,060	4.1%
Kennedy Capital Management(4)	1,042,430	7.6%

*
Less than 1.0% ownership

(1)
The address of each Messrs. Coron, Sturm, Cox, Ferron, Hannah, Kelkar, Gold, Hausman, Perna, Jr., and Ringer is 460 Calle San Pablo, Camarillo, California 93012.

(2)
Includes shares purchasable upon exercise of exercisable stock options as of May 22, 2001 or within 60 days thereafter, but excludes shares purchasable upon exercise of stock options which are not exercisable as of May 22, 2001 or within 60 days thereafter:

	Exercisable	Unexercisable
Ira Coron	16,000	0
Fred Sturm	97,500	92,500
Philip Cox	40,000	30,000
Michael R. Ferron	25,000	35,000
Robert Hannah	85,000	50,000
Kris Kelkar	90,400	50,000
Richard B. Gold	0	8,000
Arthur H. Hausman	56,000	0
Frank Perna, Jr.	16,000	0
Thomas L. Ringer	40,000	0
(3)
For the purposes of determining the percentage of outstanding Common Stock held by the persons set forth in the table, the number of shares is divided by the sum of the number of outstanding shares of the Company's Common Stock on May 22, 2001 (13,600,701 shares), plus the number of shares of Common Stock subject to options exercisable currently or within 60 days of May 22, 2001 by such persons.

(4)
This information is based solely on disclosure from Kennedy Capital Management, Inc., which states that these shares were beneficially owned as of March 31, 2001.

PROPOSAL No. 1

ELECTION OF DIRECTORS

    A board of six directors will be elected at the Annual Meeting. It is intended that each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of each of the six nominees set forth below. Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting. The term of office of each person elected as director will continue until the next Annual Meeting of Stockholders, or until his successor has been elected and qualified.

    In the event that any of the nominees for directors listed below should become unavailable for election for any currently unforeseen reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, all nominees are and will be available to serve.

    The following table sets forth the name and age of each nominee for director, the calendar year each was first elected as a director and the positions each currently holds with the Company:

Name	Age	Capacities in Which Served	Director Since

Ira Coron	72	Chairman of the Board of Directors	1994
Fred Sturm	43	Chief Executive Officer, President, and Director	1997
Richard B. Gold	46	Director	2000
Arthur H. Hausman	77	Director	1987
Frank Perna, Jr.	63	Director	2000
Thomas L. Ringer	69	Director	1996

    Ira Coron has been Chairman of the Board for California Amplifier, Inc. since March of 1994, and in addition was the Chief Executive Officer until 1997 and remained an officer of the Company until February 1999. From 1989 to 1994, he was an independent management consultant to several companies and venture capital firms. He retired from TRW, Inc., after serving in numerous senior management positions from June 1967 to July 1989 among which was Vice President and General Manager of TRW's Electronic Components Group. He also served as a member of the Executive Committee of the Wireless Communications Association.

    Fred M. Sturm was appointed Chief Executive Officer, President and Director in August 1997. Prior to joining the Company, from 1990 to 1997, Mr. Sturm was President of Chloride Power Systems (USA), and Managing Director of Chloride Safety, Security, and Power Conversion (UK), both of which are part of Chloride Group, PLC (LSE: CHLD). From 1979 to 1990, he held a variety of general management positions with M/A-Com and TRW Electronics, which served RF and microwave markets.

    Richard B. Gold became a director of California Amplifier, Inc. in December 2000. Mr. Gold has been the President and Chief Executive Officer of Genoa Corporation, a privately-held optical communications equipment company, since January 1999. From November 1991 through December 1998, Mr. Gold held various senior-level executive positions with Pacific Monolithics, Inc., a supplier of wireless communications equipment, including Vice President—Engineering, Chief Operating Officer and, from January 1997 through December 1998, President and Chief Executive Officer. In October 1998, Pacific Monolithics filed a voluntary petition for reorganization under

Chapter 11 of the U.S. Bankruptcy Code. From 1987 through 1991, Mr. Gold was Executive Director of the Massachusetts Microelectronics Center, a non-profit education and research consortium. Mr. Gold currently is a member of the Board of Directors of Nucentrix Broadband Networks, Inc., a fixed broadband wireless Internet provider.

    Arthur H. Hausman has been a director of the Company since 1987. Mr. Hausman is Chairman Emeritus of the Board of Ampex Corporation. He served as Chairman of the Board of Directors and Chief Executive Officer of Ampex, having been with Ampex for 27 years until his retirement in 1988. He currently serves as a director of Drexler Technology Corporation. He was appointed by President Reagan to the President's Export Council, to the Council's Executive Committee and to the Chairmanship of the Export Administration Subordinate Committee of the Council for the period 1985 to 1989.

    Frank Perna, Jr. has been a director since May 2000. From 1990 to 1993, Mr. Perna was Chief Executive Officer of MagneTek. From 1994 to 1998, Mr. Perna was Chairman and Chief Executive Officer of EOS Corporation, and from 1998 to the present as Chairman and Chief Executive Officer of MSC Software. Mr. Perna also serves as Chairman of the Board of Software.com, as a director of Intellisys, and on the Board of Trustees of Kettering University.

    Thomas L. Ringer has been a director of the Company since August 1996. Since 1990, Mr. Ringer has been actively involved as a member of the boards of directors for various companies. Mr. Ringer is currently Chairman of Wedbush Morgan Securities, Inc., Chairman of M.S. Aerospace, Inc., Chairman of Document Sciences Corporation, Chairman of Wedbush Capital Corporation, and Chairman of the Center for Innovation and Entrepreneurship. Prior to 1990, Mr. Ringer served as Chairman, President and Chief Executive Officer of Recognition Equipment, Inc., President and Chief Executive Officer of Fujitsu Systems of America, Inc., and President and Chief Executive Officer of Computer Machinery Corporation.

Committees of the Board

    The Board of Directors has delegated certain of its authority to two committees: the Audit Committee and the Compensation Committee. The Compensation Committee is composed of Messrs. Hausman and Coron with Mr. Hausman serving as Chairman. The Audit Committee is composed of Messrs. Ringer, Hausman, and Perna, Jr., with Mr. Ringer serving as Chairman.

    The primary function of the Compensation Committee is to monitor the performance and compensation of executive officers and other key employees, and to administer the Company's Stock Option Plan. The Compensation Committee approves stock option grants and makes recommendations to the Board of Directors for compensation, incentive and discretionary bonuses, and stock option grants. See also Report of Compensation Committee included elsewhere herein.

    The primary function of the Audit Committee is to review and approve the scope of audit procedures performed by the Company's independent auditors, to review the audit reports rendered by the Company's independent auditors, to monitor the internal control environment within the Company, and to approve the audit fee and other services charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and makes recommendations with respect to its findings.

Board of Director and Committee Attendance

    In fiscal year 2001, the Board of Directors held thirteen meetings, the Compensation Committee held twelve meetings, and the Audit Committee held four meetings. All directors attended more than 75% of the aggregate of board and committee meetings held during fiscal year 2001, or which were held while such director held office.

Compensation of Directors

    Each non-employee director received a monthly fee of $1,250 for serving on the Board, plus out-of-pocket expenses for attending meetings. In addition, each non-employee director receives an automatic grant of 8,000 non-qualified stock options each year under the terms of the Company's 1999 Stock Option Plan. Directors who are also executive officers of the Company receive no additional compensation for their services as director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL SIX
NOMINEES LISTED ABOVE.

REPORT OF THE COMPENSATION COMMITTEE

    As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans, including bonuses, and to administer the Company's stock option plans. The Company's executive compensation program is designed to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment. The fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance objectives and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance, and a component providing the opportunity to earn stock options that focus the executives on building stockholder value through meeting longer-term financial and strategic goals.

Base Salary

    Base salary is designed to be consistent with comparable electronic manufacturing companies. For this purpose, this Committee utilizes the wage and salary surveys of the American Electronic Association. The Company generally attempts to place its executives' base salaries at the top 75% of companies of similar size in these surveys. In addition to the surveys, annual performance reviews and the Company's financial performance are determining factors for an individual's salary increase.

The Executive and Key Employee Bonus Program

    The Executive and Key Employee Bonus Program is designed to reward Company executives and key employees for their contributions to corporate objectives. Each eligible employee's award is expressed as a percentage of the participant's base salary, which is determined by the same surveys used to establish base salaries, as described above. The Compensation Committee re-evaluates the Company's operating plan each fiscal year to ensure plan goals and proposed bonuses are properly correlated.

    During each fiscal year a bonus pool is generated as the Company achieves the operating plan which was established at the beginning of the fiscal year. Bonuses from this pool are paid to key employees based upon the Company's achievement of specific performance objectives relating to their respective functional areas. Among the objectives are sales, gross margins, manufacturing productivity, expense levels, operating profits, financial ratios, and other quantifiable objectives consistent with the Company's growth objectives. Target bonuses range from 10% to 50% of an employee's base salary depending upon his or her influence on achieving the established performance objectives. Actual bonuses will vary depending upon the Company achieving certain income levels and the employee's contribution to the achievement of his or her performance objectives. The employee percentages will also be adjusted upward or downward as the Company's actual income before tax exceeds or falls short of plan earnings.

    The Compensation Committee may recommend to the Board of Directors for approval the awarding of discretionary bonuses to certain employees even though the profit objectives established under the bonus plan were not achieved.

Stock Option Plan

    The Company's 1999 Stock Option Plan authorizes the granting of options to purchase shares of the Company's Common Stock to officers and key employees of the Company and its subsidiaries. The Option Plan is designed to:

  •
  Encourage and create ownership of the Company's Common Stock.

  •
  Link the officers' or key employees' financial success to that of the stockholders.

  •
  Focus attention on building stockholder value by balancing short-term and long-term decision making, and meeting longer-term financial and strategic goals.

  •
  Ensure broad-based participation of key employees in achieving Company sales, profit, and financial objectives.

    Option grants are based upon various subjective factors for, among other things, hiring of employees, job responsibility and authority, performance, and prior grants.

    The Committee granted only non-qualified stock options to employees during fiscal year 2001.

Compensation of Chief Executive Officer

    The Chief Executive base salary, incentive bonus, and stock option grants are based upon the top 75% of salaries for Chief Executive Officers of companies of similar size as the Company as reported in the surveys referred to above.

    Mr. Sturm's base salary for fiscal year 2001 was $287,400. In fiscal year 2001, Mr. Sturm was granted options to purchase 40,000 shares of Common Stock at an exercise price of $43.50 under the 1999 Stock Option Plan. In fiscal year 2001, Mr. Sturm received an incentive bonus of $88,232.

COMPENSATION COMMITTEE

Arthur H. Hausman
Ira Coron

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee operates under a written charter, which was adopted by California Amplifier's Board of Directors on May 30, 2001 and by the Audit Committee in September 2000. This written charter is included as an appendix to this proxy statement. The committee consists of three directors, none of whom were or are officers or employees. The current members of the committee are Thomas L. Ringer, who serves as Chairman, Arthur Hausman and Frank Perna, Jr. Each is an "independent" director within the meaning of the listing standards of the Nasdaq Stock Market.

    The Audit Committee has reviewed California Amplifier's audited financial statements for the fiscal year ended March 3, 2001 and has discussed with both the management of California Amplifier and Arthur Andersen LLP, its independent accountants, these financial statements. California Amplifier's management, which has primary responsibility for the Company's financial statements, represented to the Audit Committee that its audited financial statements were prepared in accordance with accounting principles generally accepted in the United States. Arthur Andersen LLP has issued its opinion that the Company's audited financial statements are in conformance with accounting principles generally accepted in the United States.

    The Audit Committee discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees and SAS No. 90, Audit Committee Communications. The Audit Committee has also received from Arthur Andersen LLP the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with Arthur Andersen LLP the independence of that firm. Arthur Andersen LLP did not receive any fees for professional services rendered other than fees billed for the audit of California Amplifier's annual financial statements for the most recent fiscal year, the reviews of the financial statements included in California Amplifier's Forms 10-Q for that fiscal year, and for tax services for that fiscal year.

    Based on the Audit Committee's review of California Amplifier's audited financial statements together with the report of California Amplifier's independent auditors on the financial statements and the representations of California Amplifier's management with regard to these financial statements, and on the Audit Committee's discussions with the management of California Amplifier and California Amplifier's independent auditors, the Audit Committee recommended to California Amplifier's Board of Directors that the audited financial statements be included in California Amplifier's annual report on Form 10-K for the fiscal year ended March 3, 2001.

AUDIT COMMITTEE

Thomas L. Ringer
Arthur Hausman
Frank Perna, Jr.

INDEPENDENT AUDITORS FEES

    During fiscal year 2001, the Company retained its principal auditor, Arthur Andersen, to provide services in the following categories and amounts:

Audit Fees	$97,500
Financial Information Systems Design and Implementation Fees	$—
All Other Fees, primarily tax compliance	$38,300

The Audit Committee has considered whether the provision of non-audit services by Arthur Andersen is compatible with maintaining auditor independence.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth the annual and long-term compensation for services in all capacities to the Company for each of the three fiscal years in the period ended March 3, 2001 of (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers:

				Long Term Compensation Awards
		Annual Compensation
Name and Principal Position	Fiscal Year			Stock Option Grants	All Other Compensation(1)
		Salary	Bonus

Fred M. Sturm	2001	$287,400	$88,232	40,000	$5,994
Chief Executive Officer	2000	$227,277	$228,800	50,000	$5,476
and President	1999	$220,000	$0	30,000	$5,298
Philip Cox	2001	$163,000	$77,099	15,000	$5,359
Vice President, Wireless	2000	$156,100	$72,758	20,000	$7,249
Products	1999	$150,000	$0	—	$6,625
Michael R. Ferron	2001	$174,210	$0	25,000	$5,996
Vice President, Finance,	2000	$153,920	$123,136	20,000	$5,628
Chief Financial Officer	1999	$148,000	$0	25,000	$4,942
and Corporate Secretary
Robert Hannah	2001	$169,242	$33,848	40,000	$5,928
Vice President, Satellite	2000	$145,600	$109,200	20,000	$4,651
Products	1999	$140,000	$0	—	$4,480
Kris Kelkar	2001	$167,050	$92,960	40,000	$5,081
Vice President, Wireless	2000	$145,600	$67,908	20,000	$4,598
Access Products	1999	$140,000	$0	—	$4,469

(1)
Includes Company matching of employee contributions pursuant to the Company's 401-K plan, and premiums paid by the Company for additional life insurance benefits and amounts paid to individuals in connection with joining California Amplifier.

Options Grant Table

    The following table sets forth information on grants of stock options pursuant to the Company's 1999 Stock Option Plan during the year ended March 3, 2001 to the executive officers included in the Summary Compensation Table:

					Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(2)
		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)
Name	Options Granted			Expiration Date(1)
					5%	10%

Fred Sturm	40,000	7%	$43.50	3/6/2010	$1,094,000	$2,773,000
Philip Cox	15,000	2.7%	$43.50	3/6/2010	$410,000	$1,040,000
Michael Ferron	25,000	4.4%	$43.50	3/6/2010	$684,000	$1,733,000
Robert Hannah	25,000	7%	$43.50	3/6/2010	$684,000	$1,733,000
	15,000		$19.88	11/13/2010	$188,000	$475,000
Kris Kelkar	25,000	7%	$43.50	3/6/2010	$684,000	$1,733,000
	15,000		$19.88	11/13/2010	$188,000	$475,000

(1)
Options become exercisable at the expiration of one year from the date of grant of the option at a rate of 25% per year, and have an option term of ten years.

(2)
The potential realizable value is calculated assuming both a 5% and a 10% annual increase in the stock value from the date and price of the option grant, and that the option is exercised at the end of ten years on the last day of the option period (expiration date). The calculated stock price for options granted at $43.50 for a 5% annual appreciation is $70.85, and $112.83 for a 10% annual appreciation. For options granted at $19.88, the calculated stock price for a 5% annual appreciation is $32.38, and $51.56 for a 10% annual appreciation. There can be no assurances, however, that such future stock price or annual appreciation percentage values can be achieved.

Option Exercises and Fiscal Year-End Value Table

    The following table sets forth information as to options exercised during the year ended March 3, 2001 and options held at March 3, 2001, by executive officers named in the Summary Compensation Table as set forth below:

			Number of Securities Underlying Unexercised Options Held		Value of Unexercised In-The-Money Options(3)
	Number of Shares Acquired on Exercise
Name		Value Realized(1)
			Exercisable(2)	Unexercisable	Exercisable	Unexercisable

Fred Sturm	0	$0	97,500	92,500	$239,188	$176,163
Philip Cox	0	0	40,000	30,000	110,073	72,681
Michael R. Ferron	20,000	504,450	25,000	35,000	53,894	59,711
Robert Hannah	20,000	709,426	85,000	50,000	209,761	63,524
Kris Kelkar	34,600	1,557,695	90,400	50,000	52,874	63,524

(1)
Value realized is the difference between the option exercise price and the closing stock price on the date of exercise.

(2)
Exercisable options include options which are considered exercisable for the "Security Ownership of Certain Beneficial Owners and Management" table on page 3 of this Proxy Statement.

(3)
The value of in-the-money options is computed by multiplying the number of in-the-money options by the difference between the option exercise prices and closing stock price at March 3, 2001 of $5.813. In-the-money options are options whose exercise price is less than $5.813 per share.

Stock Performance Graph

    The following graph and table compares the Company's stock performance to three stock indexes over a five-year period assuming a $100 investment was made on the first day of fiscal year 1996.

Years Ended 2/28	1996	1997	1998	1999	2000	2001
	(in dollars)

California Amplifier, Inc.	100	23	12	8	193	25
NASDAQ Stock Market	100	119	163	212	434	198
NASDAQ Electronic Components	100	175	216	268	762	310
NASDAQ Telecommunications	100	97	165	269	459	179

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, the National Association of Securities Dealers and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file, or late filing, of such reports with respect to the period ended March 3, 2001. Based solely upon a review of reports delivered to the Company during this period, all of these filing requirements were satisfied on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has adopted a policy pursuant to which material transactions between the Company and its executive officers, directors, nominees for election as directors, and principal stockholders (i.e., stockholders owning beneficially 5% or more of the outstanding voting securities of the Company) and members of immediate family of any of the foregoing persons, shall be submitted to the Board of Directors for approval by a disinterested majority of the directors voting with respect to the transaction. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount which exceeds $60,000.

    No such transactions occurred during the year ended March 3, 2001 other than those described elsewhere herein.

INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP acted as the independent public accountants for the Company during the fiscal year ended March 3, 2001. Representatives of that firm are expected to be present at the Annual Meeting and have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

ANNUAL REPORT

    The Annual Report to Stockholders for the fiscal year ended March 3, 2001 is being sent to all stockholders with this Proxy Statement. The Annual Report to Stockholders does not form any part of the material for the solicitation of any Proxy.

A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 3, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CALIFORNIA AMPLIFIER, INC., 460 CALLE SAN PABLO, CAMARILLO, CALIFORNIA 93012.

STOCKHOLDER PROPOSALS

    The Bylaws of the Company provide that at any meeting of the stockholders only such business shall be conducted as shall have been brought before the meeting by or at the discretion of the Board of Directors or by any stockholder of the Company who gives written notice (in the form required by the Bylaws) of such business in writing to the Corporate Secretary of the Company not less than sixty days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. The Bylaws also provide that only such nominations for the election of directors may be considered as are made by the Board of Directors, or by any stockholder entitled to vote in the election of directors who provides written notice (in the form required by the Bylaws) of such stockholder's intent to make such nomination to the Corporate Secretary of the Company not later than sixty days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

    Stockholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending March 2, 2002 must do so by sending the proposal and supporting statements, if any, to the Company no later than February 14, 2002. Such proposals should be sent to the attention of the Corporate Secretary, California Amplifier, Inc., 460 Calle San Pablo, Camarillo, California 93012.

OTHER MATTERS

    Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person(s) acting under the Proxy.

By Order of the Board of Directors,

Michael R. Ferron
Corporate Secretary

Camarillo, California
June 15, 2001

EXHIBIT A

AUDIT COMMITTEE CHARTER

ARTICLE I. PURPOSE

    The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") in fulfilling its oversight responsibilities. The Committee's primary responsibilities are to serve as an independent and objective party to:

  •
  Oversee and review the Corporation's auditing, accounting, and financial reporting processes;

  •
  Monitor and review that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation regarding accounting, finance, legal compliance and ethics;

  •
  Review and evaluate the Corporation's outside auditors;

  •
  Review and approve the audit scope and fee; and

  •
  Review and approve scope of other services performed by accountants prior to initiation.

ARTICLE II. RELATIONSHIP WITH OUTSIDE AUDITORS

    The Corporation's outside auditor is ultimately responsible to the Board and the Committee. Subject to an affirming vote of a plurality of stockholders, the Board has the ultimate authority and responsibility to select, evaluate, and replace the outside auditors.

    Management is responsible for preparing the Corporation's financial statements. The Corporation's outside auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supercede or alter these traditional responsibilities.

ARTICLE III. COMPOSITION

  a.
  The Committee shall consist of no fewer than three (3) directors.

  b.
  Each member of the Committee must be an "independent director" within the meaning of Nasdaq Marketplace Rule 4200(a)(14). In particular, the Board shall determine that no member of the Committee has any relationship, which, in its opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director or a member of the Committee. Notwithstanding the foregoing, one director who is not an independent director and is not a current employee or an immediate family member of a current employee, may serve on the Committee if the Board, under exceptional and limited circumstances, determines that his membership on the Committee is required by the best interests of the Company and its stockholders and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship by which such director fails to be an independent director and the reasons for its determination.

  c.
  Each member of the Committee must be able to read and understand fundamental financial statements, including balance sheets, income statement and cash flow statement, or become able to do so within a reasonable period of time after appointment to the Committee.

  d.
  At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

  e.
  The Board may designate one of the members of the Committee to be its chairman; if the Board does not do so, the Committee may designate one of its members to be its chairman.

  f.
  Notwithstanding the foregoing, the Committee shall not be required to comply with clauses (a) through (e) of this Article III until such time as it is required to do so pursuant to federal or state law or in accordance with the Nasdaq Marketplace Rules (or the rules of the exchange upon which the Company's securities are then traded).

ARTICLE IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

  1.
  Review and reassess, at least annually, the adequacy of this Charter, and to make recommendations to the Board, as conditions dictate, to update this Charter.

  2.
  Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

  3.
  Review with management and the independent accountants the Corporation's Quarterly results prior to its release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Committee will discuss the quality of the Company's accounting principals as applied in its financial reporting. The discussion shall include such matters as consistency of the Company's accounting policies and their application, and the clarity and completeness of the Company's financial statements and related disclosures. The Chairperson of the Committee may represent the entire Committee for purposes of this review. The Corporation's Quarterly Report on Form 10-Q filing need not be reviewed by the Committee, however it is the understanding of the Corporation's independent accountants that the Chairman of the Committee should be contacted if the independent accountant's believe management has not include all required disclosures in its quarterly filing.

  4.
  Review with management and the independent accountants the Corporation's annual results prior to its earnings release. The auditor should discuss with the audit Committee the auditor's judgments about the quality, not just the acceptability, of the entity's accounting principles as applied in its financial reporting. Since the primary responsibility for establishing an entity's accounting principles rests with management, the discussion generally would include management as an active participant. The discussion should be open and frank and generally should include such matters as the consistency of the entity's accounting policies and their application, and the clarity and completeness of the entity's financial statements, which include related disclosures. The discussion should also include items that have a significant impact on the representational faithfulness, verifiability, and neutrality of the accounting information included in the financial statements.

Independent Accountants

  5.
  Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The independent accountants are ultimately accountable to the Committee and the entire Board for such accountants' review of the financial statements and controls of the Corporation. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

  6.
  Oversee independence of the accountants by:

  a.
  receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

  b.
  reviewing all proposed services being considered between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants;

  c.
  recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

  7.
  Based on the review and discussions referred to in Section 2 and 5 of this Article IV, shall determine whether to recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

  8.
  In conjunction with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

  9.
  Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

  10.
  Establish regular systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the pre-issuance review or audit, including any restrictions on the scope of the work or access to required information. This need not be limited to the quarterly and annual earnings review if the Committee, its independent accountants', or management request a meeting regarding matters of internal control, significant judgments, legal compliance or ethics.

  11.
  Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

Legal Compliance/General

  12.
  Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  13.
  Report through its Chairperson to the Board following meetings of the Committee.

  14.
  Maintain minutes or other records of meetings and activities of the Committee.

ARTICLE V. MISCELLANEOUS

    The Committee may perform any other activities consistent with this charter, the Corporation's charter and bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

PROXY

PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 20, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CALIFORNIA AMPLIFIER, INC.

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2001 Annual Meeting of Stockholders, revoking all prior proxies, hereby appoints Ira Coron and Fred M. Sturm, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of California Amplifier, Inc. (the "Company") held of record by the undersigned on May 22, 2001 at the Annual Meeting of Stockholders to be held on July 20, 2001 and any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED, AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE SUCH MEETING.

(CONTINUED ON REVERSE SIDE)

Please mark your votes as indicated in this example	/x/
			FOR all Nominees listed (except as noted to the contrary below)	WITHHOLD AUTHORITY to vote for all Nominees listed above
1.	Election of Directors:	Ira Coron, Fred M. Sturm, Richard B. Gold, Arthur H. Hausman, Frank Perna, Jr., and Thomas L. Ringer.	/ /	/ /	2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting and any and all postponements or adjournments thereof.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED BELOW, AND IN THE DISCRETION OF THE PROXIES ON MATTERS DESCRIBED IN ITEM 2.
	YES	NO
Do you plan to attend the meeting:	/ /	/ /
Signature	Signature if held jointly	Title	Dated

NOTE: Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.

QuickLinks

CALIFORNIA AMPLIFIER, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held July 20, 2001
CALIFORNIA AMPLIFIER, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
July 20, 2001
Approximate date of mailing: June 26, 2001
VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL No. 1
ELECTION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITORS FEES
EXECUTIVE COMPENSATION
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
ANNUAL REPORT
STOCKHOLDER PROPOSALS
OTHER MATTERS
AUDIT COMMITTEE CHARTER